Noble Corporation plc Third Quarter 2025 Earnings Conference Call October 28, 2025

Disclaimer Forward-Looking Statements This communication includes “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, as amended. All statements other than statements of historical facts included in this communication are forward looking statements. These statements, opinions, forecasts, scenarios and projections relate to, among other things, the long-term objectives of Noble Corporation plc (“Noble” or the “Company”), those regarding future guidance, revenue, adjusted EBITDA, the offshore drilling market and demand fundamentals, realization and timing of integration synergies, costs, the benefits or results of acquisitions or dispositions such as the acquisition of Diamond Offshore Drilling, Inc. (the “Diamond Transaction”), free cash flow expectations, capital expenditures, EBITDA expectations, including estimates for 2026, capital allocation expectations, including planned dividends and share repurchases, contract backlog, including projections for the achievement of performance incentives, rig demand, expected future contracts, options or extensions on existing contracts, anticipated contract start dates, major project schedules, dayrates and duration, any asset sales or the retirement of rigs, access to capital, fleet condition and utilization, timing and amount of insurance recoveries and 2025 financial guidance. Forward-looking statements involve risks, uncertainties and assumptions, and actual results may differ materially from any future results expressed or implied by such forward-looking statements. When used in this communication, or in the documents incorporated by reference, the words “guidance,” “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “on track,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would,” “achieve,” “shall,” “target,” “will” and similar expressions are intended to be among the statements that identify forward-looking statements. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we cannot assure you that such expectations will prove to be correct. These forward-looking statements speak only as of the date of this communication and we undertake no obligation to revise or update any forward-looking statement for any reason, except as required by law. Risks and uncertainties include, but are not limited to, those detailed in Noble’s most recent Annual Report on Form 10-K, Quarterly Reports Form 10-Q and other filings with the U.S. Securities and Exchange Commission. We cannot control such risk factors and other uncertainties, and in many cases, we cannot predict the risks and uncertainties that could cause our actual results to differ materially from those indicated by the forward-looking statements. You should consider these risks and uncertainties when you are evaluating us. With respect to our capital allocation policy, distributions to shareholders in the form of either dividends or share buybacks are subject to the Board of Directors’ assessment of factors such as business development, growth strategy, current leverage and financing needs. There can be no assurance that a dividend or buyback program will be declared or continued. Non-GAAP Measures This presentation includes certain financial measures that we use to describe the Company's performance that are not in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”). The non-GAAP information presented herein provides investors with additional useful information but should not be considered in isolation or as substitutes for the related GAAP measures. Moreover, other companies may define non-GAAP measures differently, which limits the usefulness of these measures for comparisons with such other companies. The Company defines "Adjusted EBITDA" as net income adjusted for interest expense, net of amounts capitalized; interest income and other, net; income tax benefit (provision); and depreciation and amortization expense, as well as, if applicable, gain (loss) on extinguishment of debt, net; losses on economic impairments; restructuring and similar charges; costs related to mergers and integrations; and certain other infrequent operational events. We believe that the Adjusted EBITDA measure provides greater transparency of our core operating performance. The Company defines net debt as indebtedness minus cash and cash equivalents; free cash flow as net cash provided by (used in) operating activities less capital expenditures net of proceeds from insurance claims; adjusted EBITDA margin as adjusted EBITDA divided by total revenues; and net leverage as net debt divided by annualized adjusted EBITDA from the most recently reported quarter. Noble believes these metrics and performance measures are widely used by the investment community and are useful in comparing investments among upstream oil and gas companies in making investment decisions or recommendations. These measures may have differing calculations among companies and investment professionals and a non-GAAP measure should not be considered in isolation or as a substitute for the related GAAP measure or any other measure of a company’s financial or operating performance presented in accordance with GAAP. Please see the Appendix to this communication for more information regarding the non-GAAP measures in this communication. Additionally, due to the forward-looking nature of Adjusted EBITDA and capital expenditures (net of reimbursements), management cannot reliably predict certain of the necessary components of the most directly comparable forward-looking GAAP measure. Accordingly, the company is unable to present a quantitative reconciliation of such forward-looking non-GAAP financial measure to the most directly comparable forward-looking GAAP financial measure without unreasonable effort. Contract Backlog The duration and timing (including both starting and ending dates) of the customer contracts are estimates only, and customer contracts are subject to cancellation, suspension, delays for a variety of reasons, and for certain customers, reallocation of term among contracted rigs, including some beyond Noble’s control. The contract backlog represents the maximum contract drilling revenues that can be earned when only considering the contractual operating dayrate in effect during the firm contract period. The actual average dayrate will depend upon a number of factors (rig downtime, suspension of operations, etc.) including some beyond Noble’s control. The dayrates do not include revenue for mobilizations, demobilizations, upgrades, contract preparation, shipyards or recharges, unless specifically otherwise stated. Dayrates do not generally include revenue for performance incentives, with the exception of approximately 40% assumed performance revenue realized on a combined basis under certain long-term contracts with Shell (US) and TotalEnergies (Suriname). 2

Summary Fleet Rationalization Recently completed: Highlander, Reacher | Planned: Globetrotter II Approximately $740M in New Contracts(1) BlackLion, BlackHornet, Venturer, Developer, Resolute, Interceptor 2025 Guidance Narrowed Revised guidance ranges detailed on page 10 Q3 Adjusted EBITDA of $254M, Free Cash Flow of $139M $419M of FCF through 9M 2025 = 48% conversion from Adjusted EBITDA 3 Consistent Return of Capital Program $340M returned to shareholders in 2025, including announced Q4 dividend of $0.50 per share 1) New contracts since 8/5/2025 fleet status report. $740M in new awards excludes estimated scope extensions of wells-in-progress for the Noble Mick O’Brien (~7 months) and Noble Resolve (~2 months).

Third Quarter Financial Highlights Adjusted EBITDA $254M $282M Capital expenditures, net of insurance proceeds $138M $110M Free cash flow $139M $107M Net debt $1,499M $1,640M Backlog $7.0B $6.9B Adjusted EBITDA margin 32% 33% Net Leverage 1.3x 1.3x 4 Prior quarter figures for Q2 2025 shown below Liquidity $1,010M $870M

Current Backlog Stands at $7.0 Billion 2025 2026 2027 2028 Floaters Jackups 63% 57% 24%41% Percentage of available days committed1 Backlog ($B) and Contract Coverage 5 0.5 2.4 1.9 1.3 1) Committed days on total marketed fleet of 35 rigs, per 10/27/2025 fleet status report. 2029-2031 0.9 6%

Drillships Fleet Overview


2025
2026
2027
J F M A M J J A S O N D J F M A M J J A S O N D J F M A M J J A S O N D
Noble Faye Kozack
Noble Stanley Lafosse
Noble Valiant
Noble Venturer
Noble Viking
Noble Voyager
Noble Tom Madden
Noble Sam Croft
Noble Don Taylor
Noble Bob Douglas
Noble BlackHawk
Noble BlackHornet
Noble BlackLion
Noble BlackRhino
Noble Globetrotter I
Noble Gerry de Souza

As of 10/27/25 fleet status

Firm contract period   Options

Recent Highlights

- BlackHornet: 2-yr extension with bp in the U.S. Gulf
- BlackLion: 2-yr extension with bp in the U.S. Gulf
- Venturer: 1-well contract with Amni in Ghana

NOBLE

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Semisubmersible Fleet Overview


2025
2026
2027
J F M A M J J A S O N D J F M A M J J A S O N D J F M A M J J A S O N D
Noble Deliverer
Noble Developer
Noble Discoverer
Ocean GreatWhite
Noble Courage
Ocean Apex
Noble Endeavor
Noble Patriot

Recent Highlights

- Developer: one option well exercised by Petronas

As of 10/27/25 fleet status

Firm contract period   Options

7

Jackup Fleet Overview


2025
2026
2027
J F M A M J J A S O N D
Ultra-Harsh
Noble Innovator
Noble Integrator
Noble Interceptor
Noble Intrepid
Noble Invincible
Harsh
Noble Resilient
Noble Resolute
Noble Resolve
Noble Tom Prosser
Noble Mick O'Brien
Noble Regina Allen

As of 10/27/25 fleet status

Firm contract period   Options

Recent Highlights

- Resolute: 1-yr contract with Eni in Dutch North Sea, plus options
- Interceptor: 150-days accommodation scope with Aker BP in Norway
- Mick O'Brien: extended duration (~7 months) of wells-in-progress

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Financial Overview Quarter End 6/30/2025 Quarter End 9/30/2025 ($ millions) 849798Revenue 282254Adjusted EBITDA 33%32%margin % 43(21)Net Income (Loss) 0.27(0.13)Diluted EPS 216274Cash flow from operations 110138Cash paid for capital expenditures, net of proceeds from insurance claims 107139Free cash flow 1,6401,499Net debt 1 1.3x1.3xNet Leverage 2 8701,010Liquidity 3 1) Net debt defined as total indebtedness minus cash and cash equivalents. 2) Net Leverage ratio defined as net debt divided by TTM Adjusted EBITDA for the period. 3) 9/30/25 liquidity includes $478 million cash and cash equivalents plus $532 million RCF availability net of Letters of Credit outstanding. Non-GAAP to GAAP reconciliations provided on page 11. 9

Revenue 3,225 – 3,275 3,200 – 3,300 Adjusted EBITDA 1,100 – 1,125 1,075 – 1,150 Capital Additions, net of reimbursements 425 – 450 400 - 450 Full Year 2025 Guidance Update $ millions 10 Denotes prior guidance

Appendix: Reconciliation to GAAP Measures 11